Putnam
Convertible
Income-Growth
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

One of the benefits of a broadly diversified portfolio such as that of Putnam Convertible Income-Growth Trust is that it can provide a smoother ride through the ups and downs of markets. This has been an appealing attribute in the volatile markets of the past two years.

I am pleased to report that during the first half of your fund's current fiscal year, your fund delivered results comfortably above its long-term average. The fund's managers attribute this positive performance to its broad exposure to different types of companies, well-timed and carefully selected acquisitions of attractively priced securities, and the portfolio's one-third allocation to the common stocks of undervalued companies.

In the following report, fund managers Charles Pohl and Forrest Fontana provide a detailed accounting both of the fund's performance and of their strategy during the six months ended April 30, 1999. Then they offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999



Report from the Fund Managers

Charles G. Pohl
Forrest N. Fontana

In the first six months of Putnam Convertible Income-Growth Trust's 1999 fiscal year, convertible bonds and stocks recovered following a difficult 1998. As you may recall, at the beginning of the period stocks and bonds were rebounding from the effects of the Russian debt crisis following the decision by the Federal Reserve Board to ease monetary policy and bolster market confidence. Large-capitalization stocks were the first to recover, and large-cap convertibles soon followed in their footsteps. The convertibles of smaller companies revived more gradually but have performed well during 1999.

Our commitment to maintain both the fund's value discipline and its exposure to different types of companies proved rewarding over the period, generating returns well above the fund's long-term average. For complete performance information, including the fund's longer-term results, please turn to the tables that begin on page 6.

Total return for 6 months ended 4/30/99

        Class A              Class B                Class M
     NAV      POP         NAV      CDSC          NAV       POP
------------------------------------------------------------------
    15.53%    8.90%      15.17%    10.17%       15.28%    11.25%
------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* DIVERSIFICATION STEERS FUND TO STEADY RESULTS

The fund's better-than-normal gains in 1999 can be attributed, we believe, to our consistent value strategy and rigid security selection. We invest approximately two thirds of the fund's assets in convertible securities from different types of companies, primarily large growth companies and a wide range of small companies that use convertibles to finance new ventures. We also allocate one third of our assets to undervalued large-company stocks. We believe this strategy gives the fund exposure to every sector and to nearly every domestic investment style. During the period, each style experienced at least one strong surge in performance.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas                             8.1%

Insurance and finance                   7.6%

Retail                                  6.0%

Electronics and electrical equipment    5.2%

Pharmaceuticals and biotechnology       4.4%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


As we have explained in previous reports, your fund's primary emphasis on convertible securities is intended to reduce risk. Convertibles combine qualities of stocks and bonds. They pay a regular coupon like a bond and have the right to convert into equity shares in the underlying company. The income stream provided by the convertible offsets part of the volatility a stock might experience. As a result, convertibles tend to perform well when either stocks or bonds perform well but are significantly less volatile than stocks.

* BUYING OPPORTUNITIES OF 1998 EXCEL IN 1999

Much of the fund's gains in 1999 derived from the strong performance of securities we added when prices were weak during 1998. As we described in the last annual report, small-company convertibles became deeply discounted in 1998. Economic contraction in Asia and Latin America temporarily affected the profits of many small industrial and high-technology manufacturers and drove down the prices of both their stocks and their convertible issues. This downturn worsened when Russia's financial crisis in August unleashed a torrent of selling.

Because we have a value investment style, we see heavy selling pressure as an opportunity. Short-term market volatility does not deter us because we are confident in our research and investment discipline. We do rigorous analysis of each company's financial statements to understand its earnings outlook. We buy convertibles that we conclude are priced below what the issuing company's earnings would justify, except for a small number of holdings (5%-10% of the fund) that have unusually high yields.

Last year we added several companies in the energy sector that had been hurt by low oil prices, including Chevron and Unocal, as well as exploration companies such as Diamond Offshore Drilling and Pride International. Stock and convertible prices in this sector began to improve significantly in March and April of 1999 as oil prices jumped, thanks in part to a recent OPEC decision to reduce crude oil output. Given our outlook for firm energy prices over the longer term, we still consider these holdings undervalued.


"Convertibles purists will probably avoid this fund and its atypical asset mix, but it has proved worthy of consideration by investors seeking a solid performer with the ability to stay out of trouble."

 -- Morningstar Mutual Funds, March 19, 1999


We also added to the fund's technology holdings in the course of 1998. The technology weighting, at 20% of the fund's convertible holdings, is our largest industry weighting and reflects the size of the technology sector in the convertibles market. Many of the top-performing fund holdings in 1999 have been in the telecommunications branch of technology and include QUALCOMM and Motorola. Among smaller tech holdings, such as Kent Electronics, Credence Systems, and Quantum Corp., performance has been more volatile, but we believe that these companies still have strong potential. Holdings in the cable television industry also have performed well, since it appears that many large companies are planning to integrate Internet and telephone access with cable services.

Finally, in the capital goods sector, companies such as industrial-equipment manufacturer Ingersoll-Rand and construction-machinery maker Case Corporation have appreciated in response to improving earnings reports and a stronger outlook for world growth. While these holdings as well as others discussed in this report were viewed favorably at the end of the reporting period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* VALUE STOCKS SHOW NEW LIFE IN SEMIANNUAL PERIOD

As we have already mentioned, your fund's allocation to value stocks provides important diversification. The convertible market is skewed in favor of growth companies, especially in the technology sector. The stock portion of the fund, by contrast, rarely has a large technology weighting because tech stocks tend to be priced expensively; instead it has large weightings in financials and utilities.

In addition to providing diversification, value stocks also came to prominence during the period. After underperforming growth stocks for nearly two years, value stocks perked up and clearly outperformed in April. Within the value stock universe, your fund seeks companies that have qualities of both "cheapness and change," meaning a low stock price combined with positive internal change that can improve performance. Many companies in the portfolio have struggled with somewhat lower revenues during the past two years but have responded by increasing their efficiency. Now these companies are reporting somewhat stronger earnings and stand to benefit from stronger economic activity throughout the world in the coming year.


According to Lipper Analytical Services, Putnam Convertible Income-Growth Trust's class A shares' total return ranked in the top 30%, or 5 out of 17 funds, in Lipper's convertible securities universe for 10-year performance as of April 30, 1999.

Past performance is not indicative of future results. Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Its rankings vary over time and do not reflect the effects of sales charges. For the period ended 4/30/99, the fund's class A shares ranked in the top 47% (27 out of 57) and top 33% (9 out of 27) for 1- and 5-year returns, respectively. Performance of other share classes will vary.


* FUND CAN BENEFIT FROM MARKET BROADENING

As the fund enters the second half of the 1999 fiscal year, we can report encouraging signs that a wider range of securities is making gains in the market. While major market indexes reported by the news media have set many new records in the past couple of years, most of those gains derived from a small number of stocks.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Credence Systems Corp.
Convertible subordinated notes 5.25%, 2002
Semiconductors

MediaOne Group, Inc. Series D
$2.25 convertible preferred
Cable television

Monsanto Co.
$2.60 convertible preferred
Food and beverages

Kent Electronics Corp.
Convertible subordinated notes, 4.5%, 2004
Electronic components

Citigroup, Inc.
Common stock
Insurance and finance

QUALCOMM, Inc.
$2.875 cumulative convertible preferred
Telecommunications

Bank of America Corp.
Common stock
Insurance and finance

Wendy's Financing Series A
$2.50 convertible preferred
Restaurants

Tower Automotive Capital Trust 144A
$3.375 convertible preferred
Automobiles

Berkshire Hathaway, Inc.
Convertible senior notes 1s, 2001
Insurance and finance

Footnote reads:
These holdings represent 7.7% of the fund's net assets as of 4/30/99. Portfolio holdings will vary over time.


As 1998 illustrated, large numbers of companies were struggling to achieve earnings growth and investors were willing to bid up certain companies to extremely high valuations. In April, however, previously lagging value stocks and a wide array of small companies suddenly sprang to life. This broad advance benefited the fund because of its holdings across different areas of the market.

We believe these broad gains could be sustainable, since we foresee solid growth in the United States and improving growth in the international markets where many companies held by the fund have operations. Interest rates have risen in recent months, but we believe they pose little risk because most convertibles remain significantly undervalued in the wake of 1998's downdraft. We believe the fund remains well diversified and is structured to provide low-risk exposure to some of the more attractive growth opportunities of the equity market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds in the portfolio reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with conservation of capital as a secondary objective.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                      Class A           Class B             Class M
(inception dates)    (6/29/72)          (7/15/93)          (3/13/95)
                   NAV       POP      NAV      CDSC      NAV       POP
--------------------------------------------------------------------------
6 months          15.53%    8.90%   15.17%    10.17%    15.28%   11.25%
--------------------------------------------------------------------------
1 year             3.38    -2.57     2.67     -1.81      3.00    -0.62
--------------------------------------------------------------------------
5 years           98.09    86.67    90.93     88.93     93.14    86.33
Annual average    14.65    13.30    13.81     13.59     14.07    13.25
--------------------------------------------------------------------------
10 years         238.66   219.10   213.38    213.38    221.16   209.88
Annual average    12.97    12.30    12.10     12.10     12.38    11.97
--------------------------------------------------------------------------
Annual average
(life of fund)    12.50    12.25    11.47     11.47     11.75    11.60
--------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/99

                                  Lehman Bros.
                    S&P 500       Corporate         Consumer
                     Index        Bond Index       price index
---------------------------------------------------------------------
6 months             22.32%          1.75%            1.47%
---------------------------------------------------------------------
1 year               21.82           5.84             2.28
---------------------------------------------------------------------
5 years             228.92          51.34            12.75
Annual average       26.89           8.64             2.43
---------------------------------------------------------------------
10 years            461.10         147.13            35.01
Annual average       18.83           9.47             3.05
---------------------------------------------------------------------
Annual average
(life of fund)       14.03             --*            5.29
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

* Inception date of index was 12/31/72.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/99

                                  Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)               2               2               2
------------------------------------------------------------------------------
Income                            $0.480          $0.406          $0.428
------------------------------------------------------------------------------
Capital gains:
  Long-term                        1.868           1.868           1.868
------------------------------------------------------------------------------
  Short-term                         --              --              --
------------------------------------------------------------------------------
Total                             $2.348          $2.274          $2.296
------------------------------------------------------------------------------
Share value:                    NAV      POP        NAV        NAV      POP
------------------------------------------------------------------------------
10/31/98                       $20.04   $21.26   $19.83      $19.92    $20.64
------------------------------------------------------------------------------
4/30/99                         20.58    21.84    20.35       20.45     21.19
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1           4.94%    4.65%    4.22%       4.43%     4.27%
------------------------------------------------------------------------------
Current 30-day SEC yield2        3.67     3.46     2.94        3.18      3.07
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                       Class A             Class B              Class M
(inception dates)     (6/29/72)            (7/15/93)           (3/13/95)
                    NAV       POP        NAV      CDSC       NAV       POP
------------------------------------------------------------------------------
6 months           12.91%     6.43%     12.52%    7.52%     12.81%     8.85%
------------------------------------------------------------------------------
1 year             -1.74     -7.39      -2.45    -6.71      -2.07     -5.50
------------------------------------------------------------------------------
5 years            85.53     74.85      78.70    76.70      81.02     74.71
Annual average     13.16     11.82      12.31    12.06      12.60     11.81
------------------------------------------------------------------------------
10 years          230.15    211.13     205.46   205.46     213.16    202.22
Annual average     12.69     12.02      11.81    11.81      12.09     11.69
------------------------------------------------------------------------------
Annual average
(life of fund)     12.30     12.05      11.27    11.27      11.55     11.40
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance summary for method of calculation.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Standard & Poor's 500 Composite Stock Price Index* is an index of common stocks frequently used as a general measure of stock market performance.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Welcome to www.putnaminv.com

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learn more about investing and retirement planning, and access market news
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VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

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* the latest on new funds and other Putnam news

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  New features will be added to the site regularly. So be sure to bookmark us at
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A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.




The fund's portfolio
April 30, 1999 (Unaudited)

CONVERTIBLE BONDS AND NOTES (34.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.5%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,000,000  Omnicom Group Inc. cv. sub. deb. 2 1/4s, 2013                                          $    7,981,250

Aerospace and Defense (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,850,000  Diagnostic Retrieval Systems, Inc. cv. sr. sub. deb 9s, 2003                                1,887,000
            750,000  Kellstrom Industries, Inc. cv. sub. notes 5 1/2s, 2003                                        612,188
          1,000,000  SPACEHAB, Inc. cv. sub. notes 8s, 2007                                                        742,500
          2,260,000  SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                                                 1,678,050
                                                                                                            --------------
                                                                                                                 4,919,738

Airlines (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            489,000  Atlantic Coast Airlines, Inc. cv. sub. notes 7s, 2004                                       1,701,720
          2,500,000  Continental Airlines, Inc. cv. sub. deb. 6 3/4s, 2006                                       3,621,875
          2,319,000  World Airways, Inc. cv. sr. sub. deb 8s, 2004                                                 463,800
                                                                                                            --------------
                                                                                                                 5,787,395

Automotive (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  DaimlerChrysler 144A cv. bank guaranteed zero %, 2017
                       (Germany)                                                                                 2,812,500
          1,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                851,250
          2,500,000  Magna International cv. sub. deb. 5s, 2002                                                  2,837,500
          3,000,000  Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                                  2,437,500
          2,000,000  Mark IV Industries, Inc. cv. sub. notes 4 3/4s, 2004                                        1,725,000
                                                                                                            --------------
                                                                                                                10,663,750

Biotechnology (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,000,000  Elan Finance Corp. 144A cv. company guaranty zero %, 2018                                   5,321,250
          3,500,000  Genzyme Corp. cv. sub. notes 5 1/4s, 2005                                                   4,051,250
                                                                                                            --------------
                                                                                                                 9,372,500

Broadcasting (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         13,000,000  Jacor Communications, Inc. cv. Liquid Yield Option Notes
                       (LYON) zero %, 2018                                                                       7,263,750
          2,125,000  Scandinavian Broadcasting System S.A. 144A cv. sub. notes 7s,
                       2004 (Luxembourg)                                                                         2,589,844
                                                                                                            --------------
                                                                                                                 9,853,594

Business Equipment and Services (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                              2,677,500
          6,000,000  Interpublic Group Cos. cv. sub. notes 1.8s, 2004                                            6,787,500
          6,600,000  Mail-Well, Inc. cv. sub. notes 5s, 2002                                                     6,360,750
          2,946,000  National Data Corp. cv. sub. notes 5s, 2003                                                 3,196,410
          2,150,000  Personnel Group of America, Inc. cv. sub. notes 5 3/4s, 2004                                1,738,813
                                                                                                            --------------
                                                                                                                20,760,973

Computer Services and Software (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Amazon.com, Inc. 144A cv. sub. deb. 4 3/4s, 2009                                            6,406,250
            300,000  America Online, Inc. cv. sub. notes 4s, 2002                                                3,280,500
          4,000,000  At Home Corp. 144A cv. sub. deb. .5426s, 2018                                               3,740,000
            750,000  Arbor Software Corp. cv. sub. notes 4 1/2s, 2005                                              506,250
          3,250,000  Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                           1,854,531
          4,691,000  Aspen Technology, Inc. 144A cv. sub. deb. 5 1/4s, 2005                                      2,676,802
          1,800,000  BEA Systems, Inc. cv. sub. notes 4s, 2005                                                   1,418,625
          1,200,000  BEA Systems, Inc. 144A cv. sub. notes 4s, 2005                                                943,500
          9,000,000  Data General Corp. 144A cv. sub. notes 6s, 2004                                             7,425,000
            883,000  Doubleclick, Inc. 144A cv. sub. notes 4 3/4s, 2006                                          1,589,400
          1,600,000  EMC Corp. cv. sub. notes 3 1/4s, 2002                                                       7,708,000
          1,000,000  HNC Software, Inc. cv. sub. notes 4 3/4s, 2003                                                830,000
         17,000,000  Network Associates, Inc. cv. sub deb. zero %, 2018                                          4,930,000
          6,188,000  Platinum Technology International, Inc. cv. sub. notes
                       6 1/4s, 2002                                                                              5,770,310
          2,385,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                                   1,803,656
          1,500,000  Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                           1,263,750
         10,620,000  System Software Associates, Inc. cv. sub. notes 7s, 2002                                    5,907,375
          4,358,000  Vantive Corp. (The) cv. sub. notes 4 3/4s, 2002                                             2,936,203
                                                                                                            --------------
                                                                                                                60,990,152

Computers (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                                   1,695,000
          5,000,000  Apple Computer, Inc. cv. sub. notes 6s, 2001                                                7,868,750
          1,500,000  Intevac, Inc. cv. sub. notes 6 1/2s, 2004                                                     888,750
          5,090,000  Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                              3,015,825
          1,267,000  Safeguard Scientifics, Inc. 144A cv. sub. notes 6s, 2006                                    3,593,529
         20,000,000  Western Digital Corp. cv. sub. deb. zero %, 2018                                            4,100,000
                                                                                                            --------------
                                                                                                                21,161,854

Conglomerates (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  ADT Operations, Inc. cv. sub. notes zero %, 2010                                            7,835,625

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,855,000  Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                                        2,505,263

Electronic Components (1.1%)
--------------------------------------------------------------------------------------------------------------------------
         14,810,000  Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                         11,033,450
            704,000  Level One Communications, Inc. cv. sub. notes 4s, 2004                                      1,425,600
          1,108,000  Photronics, Inc. cv. sub. notes 6s, 2004                                                    1,209,105
          2,000,000  Sanmina Corp. 144A cv. sub. notes 4 1/4s, 2004                                              2,000,000
                                                                                                            --------------
                                                                                                                15,668,155

Electronics and Electrical Equipment (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,600,000  Advanced Micro Devices, Inc. cv. sub. notes 6s, 2005                                        3,346,500
          2,000,000  Checkpoint Systems, Inc. 144A cv. sub. deb. 5 1/4s, 2005                                    1,480,000
          2,500,000  Cirrus Logic, Inc. cv. sub notes 6s, 2003                                                   1,665,625
          4,000,000  HMT Technology Corp. cv. sub. notes 5 3/4s, 2004                                            1,435,000
          5,500,000  LSI Logic Corp. 144A cv. sub. notes 4 1/4s, 2004                                            7,150,000
          5,000,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                                              4,700,000
         11,210,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                      9,584,550
         11,000,000  Solectron Corp. 144A cv. notes zero %, 2019                                                 5,403,750
          1,993,000  Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                                  1,773,770
          1,215,000  Thermo Instrument Systems, Inc. 144A cv. company guaranty
                       3 3/4s, 2000                                                                              1,331,944
            275,000  Thermo Optek Corp. cv. bonds 5s, 2000                                                         269,500
          1,194,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                                  1,165,643
          2,705,000  Thermo Quest Corp. cv. company guaranty 5s, 2000                                            2,630,613
                                                                                                            --------------
                                                                                                                41,936,895

Entertainment (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Loews Corp. cv. sub. notes 3 1/8s, 2007                                                     3,460,000
         10,500,000  Rogers Communications cv. deb. 2s, 2005                                                     7,927,500
                                                                                                            --------------
                                                                                                                11,387,500

Environmental Control (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,100,000  OHM Corp. cv. sub. deb. 8s, 2006                                                            2,782,250
          1,000,000  Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                                               782,500
          3,940,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                      3,398,250
          3,000,000  Waste Management, Inc. cv. sub. notes 4s, 2002                                              4,061,250
                                                                                                            --------------
                                                                                                                11,024,250

Food (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Chiquita Brands International, Inc. cv. sub. deb. 7s, 2001                                  1,385,625
          1,000,000  Chiquita Brands International, Inc. 144A cv. sub. deb 7s, 2001                                925,000
                                                                                                            --------------
                                                                                                                 2,310,625

Health Care (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Assisted Living Concepts, Inc. cv. sub. deb. 6s, 2002                                       1,030,000
          1,847,000  Renal Treatment Centers, Inc. cv. sub. notes 5 5/8s, 2006                                   1,539,936
          3,545,000  Sun Healthcare Group, Inc. 144A cv. sub. 6s, 2004                                             319,050
                                                                                                            --------------
                                                                                                                 2,888,986

Hospital Management and Medical Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,263,000  Integrated Health Services, Inc. cv. sr. sub. deb 5 3/4s, 2001                              2,632,403
          2,500,000  PhyMatrix, Inc. cv. sub. deb. 6 3/4s, 2003                                                  1,187,500
                                                                                                            --------------
                                                                                                                 3,819,903

Information Systems (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,750,000  Quantum Corp. cv. sub. 7s, 2004                                                             2,516,250

Insurance and Finance (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                            10,125,000
         10,500,000  Mutual Risk Management cv. sub. deb. zero %, 2015                                           8,771,538
                                                                                                            --------------
                                                                                                                18,896,538

Lodging (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                                   1,650,000

Machinery (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Thermo Fibertek Inc. 144A cv. company guaranty 4 1/2s, 2004                                 2,553,750

Medical Supplies and Devices (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,800,000  Atrix Labs, Inc. 144A cv. sub. notes 7s, 2004                                               2,954,500
          2,000,000  Phoenix Shannon 144A cv. sr. sub. notes 9 1/2s, 2000
                       (In default) (NON)                                                                           20,000
          1,412,000  Thermo Cardiosystems, Inc. 144A cv. company guaranty
                       4 3/4s, 2004                                                                              1,179,020
          5,000,000  Thermo Instrument Systems, Inc. cv. company guaranty
                       Ser. RG, 4s, 2005                                                                         4,056,250
                                                                                                            --------------
                                                                                                                 8,209,770

Metals and Mining (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Homestake Mining Co. 144A cv. sub. 5 1/2s, 2000                                               972,500
          2,741,000  Inco Ltd. cv. deb. 5 3/4s, 2004 (Canada)                                                    2,521,720
          5,169,500  Quanex Corp. cv. sub. deb. 6.88s, 2007                                                      5,169,500
                                                                                                            --------------
                                                                                                                 8,663,720

Oil and Gas (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Diamond Offshore Drilling, Inc. cv. sub. notes 3 3/4s, 2007                                 4,315,000
          6,160,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                           3,141,600
          5,000,000  Nabors Industries, Inc. cv. sub. notes 5s, 2006                                             5,918,750
          3,750,000  Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                             2,292,188
          3,000,000  PennzEnergy Co. cv. deb. 4.95s, 2008                                                        3,172,500
          5,000,000  PennzEnergy Co. cv. deb. 4.9s, 2008                                                         5,268,750
          4,241,000  Pride International, Inc. cv. sub. deb. 6 1/4s, 2006                                        4,527,268
          4,500,000  Pride International, Inc. cv. sub. deb. zero %, 2018                                        1,316,250
          1,500,000  Southern Mineral Corp. cv. deb. 6 7/8s, 2007                                                  570,000
          6,910,000  Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                                5,415,713
                                                                                                            --------------
                                                                                                                35,938,019

Paper and Forest Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Smurfitt Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                   2,576,250

Pharmaceuticals and Biotechnology (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  Alza Corp. cv. sub. LYON zero %, 2014                                                       3,438,750
          3,500,000  Centocor, Inc. cv. sub. deb. 4 3/4s, 2005                                                   3,780,000
          4,000,000  Chiron Corp. cv. sub. notes 1.9s, 2000                                                      3,835,000
          3,500,000  Duramed Pharmaceuticals, Inc. cv. sub. notes 3 1/2s, 2002                                   2,590,000
          1,025,000  Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                                        668,813
          1,300,000  NeXstar Pharmaceuticals, Inc. cv. sub. deb. 6 1/4s, 2004                                    1,537,250
         12,000,000  Roche Holdings, Inc. 144A cv. unsub. LYON zero %, 2010
                       (Switzerland)                                                                             7,320,000
          3,005,000  Sandoz Capital BVI Ltd. 144A cv. company guaranty 2s, 2002
                       (Switzerland)                                                                             4,312,475
          4,000,000  Sepracor, Inc. 144A cv. notes 7s, 2005                                                      4,045,000
          1,716,000  Sepracor, Inc. cv. sub. deb. 6 1/4s, 2005                                                   3,232,515
                                                                                                            --------------
                                                                                                                34,759,803

Publishing (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  News America Holdings, Inc. cv. LYON zero %, 2013                                           4,218,779
          4,400,000  World Color Press, Inc. cv. sub. notes 6s, 2007                                             4,174,500
                                                                                                            --------------
                                                                                                                 8,393,279

REITs (Real Estate Investment Trust) (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,750,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                          3,679,688

Recreation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,211,000  Speedway Motorsports, Inc. 144A cv. sub. notes 5 3/4s, 2003                                 3,355,193

Restaurants (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,540,000  Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004 (In default) (NON)                            277,000
         31,650,000  Boston Chicken, Inc. cv. notes LYON zero %, 2015 (In default) (NON)                           158,250
          4,850,000  CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                           3,679,938
                                                                                                            --------------
                                                                                                                 4,115,188

Retail (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Baker (J.), Inc. cv. deb. 7s, 2002                                                          1,520,000
          8,500,000  Costco Cos, Inc. cv. sub. notes zero %, 2017                                                8,096,250
          3,000,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                                7,792,500
          5,525,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                           5,069,188
          6,000,000  Office Depot, Inc. cv. LYON zero %, 2007                                                    5,895,000
          5,037,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                                            5,408,479
          3,000,000  Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                                  3,000,000
          2,000,000  Sunglass Hut International, Inc. cv. sub. notes 5 1/4s, 2003                                1,605,000
                                                                                                            --------------
                                                                                                                38,386,417

Satellite Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,084,000  Gilat Satellite Networks Ltd. cv. sub. notes 6 1/2s, 2004 (Israel)                          1,475,595

Semiconductors (2.5%)
--------------------------------------------------------------------------------------------------------------------------
         15,569,000  Credence Systems Corp. cv. sub. notes 5 1/4s, 2002                                         12,844,425
         12,549,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                              9,050,966
          3,030,000  Integrated Process Equipment Corp. 144A cv. sub. notes
                       6 1/4s, 2004                                                                              2,276,288
          3,400,000  Lam Research Corp. cv. sub. notes 5s, 2002                                                  2,915,500
          6,000,000  Micron Technology, Inc. cv. sub. notes 7s, 2004                                             5,962,500
            500,000  National Semiconductor Corp. cv. sub. deb. 6 1/2s, 2002                                       423,125
          3,000,000  National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                                     2,538,750
                                                                                                            --------------
                                                                                                                36,011,554

Supermarkets (0.3%)
--------------------------------------------------------------------------------------------------------------------------
         11,600,000  Whole Foods Market, Inc. cv. sub. deb. zero %, 2018                                         4,016,500

Telecommunications (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Global TeleSystems Group, Inc. cv. sr. sub. notes 5 3/4s, 2010                              4,663,750
          5,845,000  Inacom Corp. cv. sub. deb. 4 1/2s, 2004                                                     5,348,175
          4,000,000  NTL, Inc. 144A cv. sub. notes 7s, 2008 (United Kingdom)                                     5,670,000
          1,750,000  World Access, Inc. cv. sub. notes 4 1/2s, 2002                                              1,082,813
                                                                                                            --------------
                                                                                                                16,764,738

Telephone Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  MIDCOM Communications, Inc. cv. sub. notes 8 1/4s, 2003
                       (In default) (NON)                                                                          175,000
          3,775,000  MIDCOM Communications, Inc. 144A cv. sub. deb. 8 1/4s, 2003
                       (In default) (NON)                                                                          660,625
                                                                                                            --------------
                                                                                                                   835,625

Textiles (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Dixie Group, Inc. (The) cv. deb. 7s, 2012                                                     795,000

Tobacco (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          7,485,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                        4,154,175

Transportation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,350,000  Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                                       2,960,563

Wireless Communications (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,750,000  Cellstar Corp. cv. sub notes 5s, 2002                                                       1,144,063
          1,600,000  Telxon Corp. cv. sub. notes 5 3/4s, 2003                                                    1,096,000
                                                                                                            --------------
                                                                                                                 2,240,063
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $521,826,862)                                                                  $  493,816,086

COMMON STOCKS (32.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Aerospace and Defense (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             96,277  Boeing Co.                                                                             $    3,911,253
             32,683  Raytheon Co. Class A                                                                        2,261,255
             14,581  Raytheon Co. Class B                                                                        1,024,315
                                                                                                            --------------
                                                                                                                 7,196,823

Airlines (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             33,000  Delta Air Lines, Inc.                                                                       2,093,438
             52,331  UAL Corp. (NON)                                                                             4,225,728
                                                                                                            --------------
                                                                                                                 6,319,166

Alcoholic Beverages (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             41,406  Anheuser-Busch Cos., Inc.                                                                   3,027,814

Automotive (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             52,600  Delphi Automotive Systems Corp. (NON)                                                       1,022,413
             84,140  Ford Motor Co.                                                                              5,379,701
             72,385  General Motors Corp.                                                                        6,437,741
                                                                                                            --------------
                                                                                                                12,839,855

Banks (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            112,914  Bank One Corp.                                                                              6,661,926
             68,249  BankBoston Corp.                                                                            3,344,201
             76,195  Chase Manhattan Corp.                                                                       6,305,136
             33,778  First Union Corp.                                                                           1,870,457
             95,212  Fleet Financial Group, Inc.                                                                 4,100,067
             97,300  Greenpoint Financial Corp.                                                                  3,405,500
              4,434  M & T Bank Corp.                                                                            2,478,606
             45,000  Mercantile Bancorporation, Inc.                                                             2,565,000
             25,000  Summit Bancorp                                                                              1,059,375
             45,814  SunTrust Banks, Inc.                                                                        3,275,701
             93,500  Washington Mutual, Inc.                                                                     3,845,188
                                                                                                            --------------
                                                                                                                38,911,157

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             74,155  Beazer Homes USA, Inc. (NON)                                                                1,710,200

Business Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             79,100  Avery Dennison Corp.                                                                        5,398,575
             67,596  Xerox Corp.                                                                                 3,971,265
                                                                                                            --------------
                                                                                                                 9,369,840

Cable Television (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             20,219  MediaOne Group, Inc. (NON)                                                                  1,649,112

Chemicals (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             28,736  Dow Chemical Co.                                                                            3,769,804
             83,300  (E.I.) du Pont de Nemours & Co., Ltd.                                                       5,883,063
             48,916  Rohm & Haas Co.                                                                             2,192,048
                                                                                                            --------------
                                                                                                                11,844,915

Computers (1.2%)
--------------------------------------------------------------------------------------------------------------------------
             76,081  Apple Computer, Inc. (NON)                                                                  3,499,726
             65,013  Computer Associates International, Inc.                                                     2,775,242
             38,481  IBM Corp.                                                                                   8,049,744
             63,006  NCR Corp.                                                                                   2,583,246
                                                                                                            --------------
                                                                                                                16,907,958

Conglomerates (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             76,000  Allied-Signal, Inc.                                                                         4,465,000
             58,707  Minnesota Mining & Manufacturing Co.                                                        5,224,923
             28,436  United Technologies Corp.                                                                   4,119,666
                                                                                                            --------------
                                                                                                                13,809,589

Consumer Non Durables (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             36,118  Colgate-Palmolive Co.                                                                       3,699,838
             63,131  Kimberly-Clark Corp.                                                                        3,870,719
                                                                                                            --------------
                                                                                                                 7,570,557

Consumer Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            222,390  Service Corp. International                                                                 4,614,593

Electric Utilities (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             22,100  Dominion Resources, Inc.                                                                      908,863
            181,000  DPL, Inc.                                                                                   3,235,375
             72,661  Duke Energy Corp.                                                                           4,069,016
            107,700  Entergy Corp.                                                                               3,365,625
            116,344  Potomac Electric Power Co.                                                                  3,403,062
            104,344  Southern Co.                                                                                2,823,810
                                                                                                            --------------
                                                                                                                17,805,751

Electronics and Electrical Equipment (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             45,998  Cooper Industries, Inc.                                                                     2,225,153
             53,641  Emerson Electric Co.                                                                        3,459,845
             55,534  General Electric Co.                                                                        5,858,837
             17,357  Lernout & Hauspie Speech Products N.V. (Belgium)                                              679,093
             60,133  Motorola, Inc.                                                                              4,818,157
             71,256  Rockwell International Corp.                                                                3,678,591
             95,000  SCI Systems, Inc. (NON)                                                                     3,615,938
             90,722  Seagate Technology, Inc. (NON)                                                              2,528,876
             16,455  Sensormatic Electronics Corp. (NON)                                                           197,460
              1,632  Trikon Technologies, Inc. (NON)                                                               285,665
                                                                                                            --------------
                                                                                                                27,347,615

Entertainment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             99,239  Disney (Walt) Productions, Inc.                                                             3,150,838

Environmental Control (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            118,900  Republic Services, Inc. (NON)                                                               2,444,881

Financial Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             29,855  Lehman Brothers Holding, Inc.                                                               1,658,818
             38,410  Merrill Lynch & Co., Inc.                                                                   3,224,039
             34,372  Morgan (J.P.) & Co., Inc.                                                                   4,631,627
                                                                                                            --------------
                                                                                                                 9,514,484

Food (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            111,000  ConAgra, Inc.                                                                               2,761,125
             30,000  General Mills, Inc.                                                                         2,193,750
             70,278  Heinz (H.J.) Co.                                                                            3,281,104
             93,001  Kellogg Co.                                                                                 3,441,037
             70,000  Nabisco Holdings Corp. Class A                                                              2,646,875
             41,000  The Quaker Oats Co.                                                                         2,647,063
                                                                                                            --------------
                                                                                                                16,970,954

Food and Beverages (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            154,525  Pepsi Bottling Group, Inc. (The) (NON)                                                      3,254,683
            137,774  Sara Lee Corp.                                                                              3,065,472
             20,000  SYSCO Corp.                                                                                   593,750
                                                                                                            --------------
                                                                                                                 6,913,905

Hospital Management (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            163,403  Tenet Healthcare Corp. (NON)                                                                3,860,396

Insurance and Finance (3.1%)
--------------------------------------------------------------------------------------------------------------------------
             61,600  Allstate Corp.                                                                              2,240,700
             70,500  American General Corp.                                                                      5,217,000
            145,948  Bank of America Corp.                                                                      10,508,256
             52,046  Chubb Corp. (The)                                                                           3,083,726
             50,180  CIGNA Corp.                                                                                 4,375,069
            142,993  Citigroup, Inc.                                                                            10,760,223
             27,083  Equitable Companies, Inc.                                                                   1,823,024
             55,300  Fannie Mae                                                                                  3,922,844
             33,900  Hartford Financial Services Group                                                           1,997,981
                                                                                                            --------------
                                                                                                                43,928,823

Leisure (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              9,293  Hasbro, Inc.                                                                                  317,124
             98,863  Mattel, Inc.                                                                                2,558,080
                                                                                                            --------------
                                                                                                                 2,875,204

Medical Supplies and Devices (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             44,925  Baxter International, Inc.                                                                  2,830,275

Metals and Mining (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             54,651  Alcoa, Inc.                                                                                 3,402,025

Oil and Gas (3.7%)
--------------------------------------------------------------------------------------------------------------------------
             41,103  Atlantic Richfield Co.                                                                      3,450,083
             44,400  BP Amoco PLC ADR (United Kingdom)                                                           5,025,525
             35,276  Chevron, Inc.                                                                               3,518,781
            167,950  Conoco, Inc.                                                                                4,555,644
            109,000  Exxon Corp.                                                                                 9,053,813
            118,400  Halliburton Co.                                                                             5,046,800
             82,000  Mobil Corp.                                                                                 8,589,500
            202,415  Occidental Petroleum Corp.                                                                  4,086,253
             43,992  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                             2,581,781
             87,330  Unocal Corp.                                                                                3,629,653
             71,149  Williams Cos., Inc.                                                                         3,361,790
                                                                                                            --------------
                                                                                                                52,899,623

Packaging and Containers (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             78,000  Owens-Illinois, Inc. (NON)                                                                  2,262,000
            100,082  Smurfit-Stone Container Corp. (NON)                                                         2,339,417
                                                                                                            --------------
                                                                                                                 4,601,417

Paper and Forest Products (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             73,661  Boise Cascade Corp.                                                                         2,964,855
             35,237  Fort James Corp.                                                                            1,339,006
             81,050  Weyerhaeuser Co.                                                                            5,440,481
                                                                                                            --------------
                                                                                                                 9,744,342

Pharmaceuticals and Biotechnology (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            141,500  American Home Products Corp.                                                                8,631,500
            111,790  Bristol-Myers Squibb Co.                                                                    7,105,652
             73,276  Merck & Co., Inc.                                                                           5,147,639
            113,434  Pharmacia & Upjohn, Inc.                                                                    6,352,304
                                                                                                            --------------
                                                                                                                27,237,095

Photography (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             31,600  Eastman Kodak Co.                                                                           2,358,150

Publishing (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             61,500  Times Mirror Co. Class A                                                                    3,597,750
             27,577  Tribune Co.                                                                                 2,300,956
                                                                                                            --------------
                                                                                                                 5,898,706

Railroads (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            107,400  Burlington Northern Santa Fe Corp.                                                          3,933,525

REITs (Real Estate Investment Trust) (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             29,000  Equity Residential Properties Trust                                                         1,341,250

Retail (2.1%)
--------------------------------------------------------------------------------------------------------------------------
             56,774  Albertsons, Inc.                                                                            2,923,861
             50,000  Dayton Hudson Corp.                                                                         3,365,625
             92,802  Federated Department Stores, Inc. (NON)                                                     4,332,693
            249,822  K mart Corp. (NON)                                                                          3,716,102
              2,571  Kroger Co. (NON)                                                                              139,637
             67,214  Penney (J.C.) Co., Inc.                                                                     3,066,639
            179,646  Rite Aid Corp.                                                                              4,187,997
             92,136  Saks, Inc. (NON)                                                                            2,608,601
            105,307  Sears, Roebuck & Co.                                                                        4,844,122
                                                                                                            --------------
                                                                                                                29,185,277

Savings and Loans (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            188,432  Charter One Financial, Inc.                                                                 5,888,500

Telecommunications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             54,314  ALLTEL Corp.                                                                                3,662,800

Telephone Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             22,342  Sprint Corp.                                                                                2,291,451
             75,655  U S West, Inc.                                                                              3,957,702
                                                                                                            --------------
                                                                                                                 6,249,153

Telephone Utilities (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             68,596  Ameritech Corp.                                                                             4,694,539
             82,767  AT&T Corp.                                                                                  4,179,734
             99,086  Bell Atlantic Corp.                                                                         5,709,831
            120,904  SBC Communications, Inc.                                                                    6,770,624
                                                                                                            --------------
                                                                                                                21,354,728

Tobacco (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             86,014  Philip Morris Cos., Inc.                                                                    3,015,866

Utilities (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            122,585  Sempra Energy                                                                               2,543,639
             51,000  Western Resources, Inc.                                                                     1,386,563
                                                                                                            --------------
                                                                                                                 3,930,202
                                                                                                            --------------
                     Total Common Stocks (cost $382,084,607)                                                $  458,117,364

CONVERTIBLE PREFERRED STOCKS (31.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Apparel (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             45,000  Designer Finance $3.00 cv. cum. pfd.                                                   $    1,614,375

Automobiles (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Federal-Mogul Financial Trust $3.50 cum. cv. pfd.                                           2,693,750
            210,600  Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                        10,161,450
                                                                                                            --------------
                                                                                                                12,855,200

Banks (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            224,472  CNB Capital Trust I $1.50 cum. cv. pfd.                                                     5,667,918
             69,350  Union Planters Corp. Ser. E, $2.00 cv. cum. pfd.                                            3,675,550
                                                                                                            --------------
                                                                                                                 9,343,468

Broadcasting (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             65,000  Chancellor Media Corp. $3.00 cv. cum. pfd.                                                  7,166,250
            134,500  Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                               5,346,375
            276,000  Triathlon Broadcasting Co. $.945 cv. pfd.                                                   3,001,500
                                                                                                            --------------
                                                                                                                15,514,125

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             63,000  Txi Capital Trust I $2.75 cv. pfd.                                                          2,220,750

Building Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             85,000  Owens Corning Capital LLC $3.25 cv. pfd.                                                    3,995,000

Cable Television (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Adelphia Communications Corp. Ser. D, $5.50 cv. pfd.                                        6,105,000
             40,000  Comcast Corp. $3.35 cv. pfd.                                                                3,015,000
             50,000  CSC Holdings, Inc. Ser. I, $8.50 cv. pfd.                                                   5,725,000
             75,000  MediaOne Group, Inc. Ser. D, $2.25 cv. pfd.                                                12,159,375
                                                                                                            --------------
                                                                                                                27,004,375

Computer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             41,467  Wang Laboratories, Inc. Ser. B, $3.25 cv. pfd.                                              2,156,284

Consumer Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Newell Financial Trust I $2.625 cv. cum. pfd.                                               3,412,500

Cosmetics (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             82,333  Estee Lauder Automatic Common Exchange Security
                       Trust II $5.41 cv. pfd.                                                                   7,862,802
             60,000  Estee Lauder Co. $3.805 cv. pfd.                                                            5,250,000
                                                                                                            --------------
                                                                                                                13,112,802

Electric Utilities (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  CalEnergy Capital Trust $3.125 cv. cum. pfd.                                                7,247,500
            110,000  El Paso Energy Capital Trust $2.375 cv. pfd.                                                5,513,750
             65,000  Houston Industries, Inc. $3.22 cv. pfd                                                      7,653,750
            100,000  Texas Utilities Co. $4.625 cv. pfd.                                                         5,137,500
             50,000  Texas Utilities Co. $0.205 cv. pfd.                                                         2,181,250
                                                                                                            --------------
                                                                                                                27,733,750

Electronics and Electrical Equipment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             50,952  Lernout & Hauspie Speech Products N.V. 144A
                       $2.375 cv. pfd. (Belgium)                                                                 1,757,844
            118,300  Sensormatic Electronics Corp. 144A $1.625 cv. pfd.                                          2,351,213
                                                                                                            --------------
                                                                                                                 4,109,057

Electronic Components (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             74,378  Coltec Capital Trust $2.625 cv. pfd.                                                        3,532,955
            125,000  Loral Space & Comm. $3.00 cv. pfd.                                                          6,843,750
            102,100  Pioneer Standard Electronics, Inc. 144A $3.375 cv. pfd.                                     3,930,850
                                                                                                            --------------
                                                                                                                14,307,555

Engineering (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Evi, Inc. $2.50 cum. cv. pfd.                                                               7,250,000

Entertainment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            179,100  Metromedia International Group, Inc. $3.625 cv. cum. pfd.                                   4,678,988

Financial Services (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            107,000  Devon Financing Trust $3.25 cv. pfd.                                                        6,272,875
             65,869  Finova Finance Trust $2.75 cv. cum. pfd.                                                    4,380,289
             56,000  Mandatory Common Exchange Trust (The) $3.625 cv. pfd.                                         252,000
             70,000  Matewan Bancshares, Inc. Ser. A, $3.75 cv. cum. pfd.                                        2,187,500
            150,000  Merrill Lynch & Co., Inc. Ser. IGL,  6.25% cv. pfd.                                         4,012,500
             80,000  Salomon, Smith, Barney Inc. 6.25% cv. pfd.                                                  5,600,000
             70,000  USX Capital Trust I $3.375 cum. cv. pfd.                                                    3,027,500
             90,000  Walbro Captial Trust $2.00 cv. pfd.                                                         2,306,250
                                                                                                            --------------
                                                                                                                28,038,914

Food (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             85,300  Chiquita Brands International, Inc. Ser. B, $3.75 cv. cum. pfd.                             3,763,863
             65,000  Dole Food Co., Inc. $2.75 cv. pfd.                                                          1,998,750
                                                                                                            --------------
                                                                                                                 5,762,613

Food and Beverages (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Monsanto Co. $2.60 cv. pfd.                                                                11,093,750
             65,000  Ralston Purina Co. $4.336 cv. pfd.                                                          2,851,875
                                                                                                            --------------
                                                                                                                13,945,625

Information Systems (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            115,000  Vanstar Financial Trust Corp. $3.375 cv. pfd.                                               2,228,125

Insurance and Finance (3.2%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Aetna Inc. $6.25 cv. pfd.                                                                   3,060,000
             66,433  American Bankers Insurance Group, Inc. Ser. B, $3.125 cv. pfd.                              6,992,073
            110,000  American General Delaware Corp. $3.00 cv. cum. pfd.                                        10,078,750
             96,000  American Heritage Life Investment Corp. $4.25 cv. pfd.                                      6,156,000
             80,000  Lincoln National Corp. $7.75 cv. pfd.                                                       1,960,000
            167,200  Lincoln National Corp. $0.463 cv. cum. pfd.                                                 4,305,400
            211,885  Philadelphia Consolidated Holding Corp. $0.534 cv. pfd.                                     2,012,908
            121,100  Protective Life Corp. $3.25 cv. cum. pfd.                                                   7,750,400
             60,000  St. Paul Capital LLC $3.00 cv. cum. pfd.                                                    3,232,500
                                                                                                            --------------
                                                                                                                45,548,031

Investment Companies (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Suiza Capital Trust II $2.75 cv. pfd.                                                       3,650,000

Machinery (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             97,040  Case Corp. $4.50 cv. cum. pfd.                                                              7,690,420
            230,000  Ingersoll-Rand Co. $0.195 cv. pfd.                                                          6,785,000
                                                                                                            --------------
                                                                                                                14,475,420

Medical Supplies and Devices (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              9,860  Mckesson Corp. $2.50 cv. pfd.                                                                 549,695
            164,604  Owens & Minor Trust I 144A Ser. A, $2.688 cv. cum. pfd.                                     5,740,565
                                                                                                            --------------
                                                                                                                 6,290,260

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  Cyprus Amax Minerals Co. Ser. A, $4.00 cv. pfd.                                               654,375
             75,000  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                            1,415,625
             70,000  Kinam Gold, Inc. Ser. B, $3.75 cv. cum. pfd.                                                2,423,750
             90,400  Pittston Mineral Corp. 144A $3.125 dep. shs. cv. pfd.                                       2,169,600
             40,000  Titanium Metals Corp. $3.313 cv. pfd.                                                         830,000
                                                                                                            --------------
                                                                                                                 7,493,350

Oil and Gas (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             58,500  KN Energy Inc. $3.55 cv. pfd.                                                               1,864,688
            125,000  Lomak Financing Trust $2.875 cv. pfd.                                                       2,828,125
             30,000  Lomak Petroleum Ser. C., $2.03 cv. cum. pfd.                                                  491,250
             93,085  Neuvo Energy Ser. A, $2.875 cv. pfd.                                                        3,036,898
            130,000  Tosco Financing Trust $2.875 cv. pfd.                                                       6,565,000
            125,000  Unocal Capital Trust $3.125 cv. cum. pfd.                                                   7,218,750
             20,000  Williams Companies, Inc. $1.25 cum. cv. pfd.                                                4,407,500
                                                                                                            --------------
                                                                                                                26,412,211

Packaging and Containers (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Owens-Illinois, Inc. $2.375 cv.pfd.                                                         3,600,000
            152,000  Sealed Air Corp. Ser. A, $2.00 cv.pfd.                                                      8,835,000
                                                                                                            --------------
                                                                                                                12,435,000

Paper and Forest Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  International Paper Co. $2.625 cv. pfd.                                                     7,140,000

Publishing (1.6%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Golden Books Family Entertainment, Inc. $4.375 cv. cum. pfd.                                  412,500
             50,000  Houghton Mifflin Co. $4.08 cv. pfd.                                                           737,500
            125,000  Readers Digest $0.453 cv. pfd.                                                              4,078,125
             65,000  Tribune Co. $2.00 cv. pfd.                                                                  9,685,000
            278,180  Tribune Co. $1.75 cv. pfd.                                                                  7,928,130
                                                                                                            --------------
                                                                                                                22,841,255

Railroads (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  Union Pacific Capital Trust 144A $3.125 cum. cv. pfd.                                       9,031,250

Recreation (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             18,871  Royal Caribbean Cruises Ltd. Ser. A, $3.625 cum. cv. pfd.                                   2,167,806
            142,870  Station Casinos, Inc. $3.50 cv. pfd.                                                        7,947,144
                                                                                                            --------------
                                                                                                                10,114,950

REITs (Real Estate Investment Trust) (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  Archstone Communities Trust Ser. A, $1.75 cv. cum. pfd.                                     4,252,500
            146,300  Equity Residential Property Ser. E, $1.75 cv. pfd.                                          3,748,938
             74,490  Tanger Factory Outlet Centers Ser. A, $1.802 cv. cum. pfd.                                  1,769,138
             20,000  Vornado Realty Trust Ser. A, $3.25 cv. cum. pfd.                                            1,095,000
                                                                                                            --------------
                                                                                                                10,865,576

Restaurants (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            178,299  Wendy's Financing Ser. A, $2.50 cv. pfd.                                                   10,207,618

Retail (1.2%)
--------------------------------------------------------------------------------------------------------------------------
              4,195  Ann Taylor Finance Trust $4.25 cv. cum. pfd.                                                  505,498
             45,000  CVS Auto Exchange 6.00% cv. pfd.                                                            3,808,125
            130,000  Dollar General Strypes Trust $3.352 cv. pfd.                                                5,265,000
            140,000  K mart Financing I $3.875 cum. cv. pfd.                                                     7,595,000
                                                                                                            --------------
                                                                                                                17,173,623

Telecommunications (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             75,000  QUALCOMM, Inc. $2.875 cum. cv. pfd.                                                        10,687,500
              5,000  TCI Pacific Comm $5.00 cv. pfd.                                                             1,602,500
             15,000  WinStar Communications. Inc. $3.50 cv. pfd.                                                   845,625
                                                                                                            --------------
                                                                                                                13,135,625

Telephone Services (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  Intermedia Communications, Inc. Ser. F, $7.00 cv. pfd.                                      4,143,750
             60,000  Nextlink Communications $3.25 cv. pfd.                                                      5,250,000
             60,000  Qwest Trends Trust 144A 5.75% cv. pfd.                                                      4,417,500
                                                                                                            --------------
                                                                                                                13,811,250

Tobacco (--%)
--------------------------------------------------------------------------------------------------------------------------
             57,517  DIMON, Inc. $2.00 cv. pfd.                                                                    323,533

Transportation (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            120,500  CNF Trust I Ser. A, $2.50 cv. cum. pfd.                                                     7,305,313

Wireless Communications (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  AirTouch Communications, Inc. Ser. C, $2.125 cv. cum. pfd.                                  9,056,250
             50,000  Omnipoint Corp. $3.50 cv. pfd.                                                              1,931,250
                                                                                                            --------------
                                                                                                                10,987,500
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $441,284,699)                                 $  448,525,271

PREFERRED STOCKS (--%) (a) (cost $1,163,237)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
            159,304  Trikon Technologies, Inc. Ser. H, 8.125% pfd. (PIK)                                    $      159,304

SHORT-TERM INVESTMENTS (1.4%) (a) (cost $19,370,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $19,370,000  Interest in $600,000,000 joint repurchase agreement dated April 30, 1999 with Salomon, Smith Barney, Inc.
                       due May 3, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $19,377,861 for an
                       effective yield of 4.87%                                                             $   19,370,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,365,729,405) (b)                                            $1,419,988,025
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,414,936,639.

  (b) The aggregate identified cost on a tax basis is $1,370,263,647, resulting in gross unrealized appreciation and depreciation of $181,660,455 and $131,936,077, respectively, or net unrealized appreciation of $49,724,378.

(NON) Non-income-producing security.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,365,729,405) (Note 1)                                        $1,419,988,025
-----------------------------------------------------------------------------------------------
Cash                                                                                  2,047,319
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     6,459,233
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,101,454
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       11,772,985
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        466,832
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,441,835,848

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     22,718,994
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,584,525
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,923,872
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              123,555
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            21,217
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,954
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  467,641
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   53,451
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    26,899,209
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,414,936,639

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,277,371,481
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (8,293,854)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                91,600,392
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           54,258,620
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,414,936,639

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,061,555,360 divided by 51,581,523 shares)                                            $20.58
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $20.58)*                                  $21.84
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($300,101,078 divided by 14,749,038 shares)**                                            $20.35
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($17,536,979 divided by 857,385 shares)                                                  $20.45
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.45)*                                  $21.19
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class Y share
($35,743,222 divided by 1,736,527 shares)                                                $20.58
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1999 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                           $ 16,709,816
-----------------------------------------------------------------------------------------------
Dividends                                                                            14,522,310
-----------------------------------------------------------------------------------------------
Total investment income                                                              31,232,126

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      3,947,565
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          934,207
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         9,678
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          8,860
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,307,576
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,472,201
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    67,444
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  49,535
-----------------------------------------------------------------------------------------------
Auditing                                                                                 14,000
-----------------------------------------------------------------------------------------------
Legal                                                                                     5,594
-----------------------------------------------------------------------------------------------
Postage                                                                                  56,307
-----------------------------------------------------------------------------------------------
Total expenses                                                                        7,872,967
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (143,270)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          7,729,697
-----------------------------------------------------------------------------------------------
Net investment income                                                                23,502,429
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     87,876,986
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                         88,435,674
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             176,312,660
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $199,815,089
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       April 30      October 31
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   23,502,429  $   48,902,430
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                     87,876,986     133,278,759
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            88,435,674    (203,859,332)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     199,815,089     (21,678,143)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (24,777,149)    (39,874,535)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (5,949,061)     (8,456,841)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (383,013)       (571,054)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (446,520)             --
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                  --      (1,430,151)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (303,316)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (20,482)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (95,643,215)   (108,409,463)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (26,827,275)    (24,372,023)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,669,288)     (1,435,189)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     6,391,286     130,624,709
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              50,510,854     (75,926,488)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,364,425,785   1,440,352,273
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $8,293,854 and
$240,540, respectively)                                                          $1,414,936,639  $1,364,425,785
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                        April 30
operating performance           (Unaudited)                                  Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $20.04           $23.22           $21.24           $19.42           $19.09           $20.38
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .35(c)           .76(c)           .78(c)           .81(c)           .85              .81
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.54            (1.02)            3.70             2.70             1.60             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               2.89             (.26)            4.48             3.51             2.45              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.48)            (.76)            (.87)            (.98)            (.96)            (.74)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.03)            (.06)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.87)           (2.13)           (1.57)            (.71)           (1.16)            (.90)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (2.35)           (2.92)           (2.50)           (1.69)           (2.12)           (1.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $20.58           $20.04           $23.22           $21.24           $19.42           $19.09
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             15.53*           (1.37)           22.86            18.99            14.38             1.84
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,061,555       $1,056,693       $1,168,470         $898,486         $756,645         $697,946
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .48*             .97             1.03             1.06             1.16              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.77*            3.50             3.56             3.99             4.64             4.16
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             46.77*           92.76            70.74            61.43            69.52            48.37
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                        April 30
operating performance           (Unaudited)                                  Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $19.83           $23.01           $21.09           $19.30           $19.00           $20.35
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .28(c)           .59(c)           .63(c)           .66(c)           .69              .74
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.51            (1.01)            3.64             2.68             1.61             (.55)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               2.79             (.42)            4.27             3.34             2.30              .19
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.40)            (.61)            (.73)            (.84)            (.84)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.02)            (.05)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.87)           (2.13)           (1.57)            (.71)           (1.16)            (.88)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (2.27)           (2.76)           (2.35)           (1.55)           (2.00)           (1.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $20.35           $19.83           $23.01           $21.09           $19.30           $19.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             15.17*           (2.11)           21.89            18.14            13.54             1.00
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $300,101         $289,652         $257,163         $146,127          $75,309          $31,432
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .86*            1.72             1.78             1.81             1.91             1.71
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.40*            2.74             2.78             3.26             3.92             3.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             46.77*           92.76            70.74            61.43            69.52            48.37
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                    ended                                                          For the period
Per-share                                         April 30                                                         March 13, 1995+
operating performance                           (Unaudited)                   Year ended October 31                to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.92           $23.08           $21.14           $19.37           $17.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .30(c)           .65(c)           .67(c)           .73(c)           .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.53            (1.00)            3.67             2.65             1.64
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.83             (.35)            4.34             3.38             2.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.43)            (.66)            (.78)            (.90)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.02)            (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.87)           (2.13)           (1.57)            (.71)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.30)           (2.81)           (2.40)           (1.61)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.45           $19.92           $23.08           $21.14           $19.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              15.28*           (1.75)           22.24            18.30            12.99*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $17,537          $18,081          $14,719           $7,128           $1,753
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .73*            1.47             1.53             1.54             1.04*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.53*            2.99             3.04             3.55             2.89*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              46.77*           92.76            70.74            61.43            69.52
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the period
                                                                                                                    Dec 30, 1998+
Per-share                                                                                                            to April 30
operating performance                                                                                                (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $19.32
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .31(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               1.20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    1.51
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.25)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $20.58
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   7.90*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $35,743
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .24*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                1.24*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  46.77*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
April 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1999, fund expenses were reduced by $143,270 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,160 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $74,704 and $3,950 from the sale of class A and class M shares, respectively and $361,489 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $4,668 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $639,722,728 and $740,732,730, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,446,419       $ 48,673,087
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,577,463        105,909,719
-----------------------------------------------------------------------------
                                                 8,023,882        154,582,806

Shares
repurchased                                     (9,171,146)      (183,034,903)
-----------------------------------------------------------------------------
Net decrease                                    (1,147,264)      $(28,452,097)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,382,467       $205,168,706
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,911,967        124,147,866
-----------------------------------------------------------------------------
                                                15,294,434        329,316,572

Shares
repurchased                                    (12,883,335)      (278,877,249)
-----------------------------------------------------------------------------
Net increase                                     2,411,099       $ 50,439,323
-----------------------------------------------------------------------------

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,344,406        $26,394,622
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,393,495         26,173,663
-----------------------------------------------------------------------------
                                                 2,737,901         52,568,285

Shares
repurchased                                     (2,592,647)       (51,084,111)
-----------------------------------------------------------------------------
Net increase                                       145,254        $ 1,484,174
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,687,780       $101,436,908
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,255,855         26,103,869
-----------------------------------------------------------------------------
                                                 5,943,635        127,540,777

Shares
repurchased                                     (2,515,435)       (53,200,565)
-----------------------------------------------------------------------------
Net increase                                     3,428,200       $ 74,340,212
-----------------------------------------------------------------------------

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         73,066        $ 1,463,125
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       93,790          1,770,246
-----------------------------------------------------------------------------
                                                   166,856          3,233,371

Shares
repurchased                                       (216,978)        (4,308,278)
-----------------------------------------------------------------------------
Net decrease                                       (50,122)       $(1,074,907)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        618,070        $13,595,951
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       82,403          1,719,717
-----------------------------------------------------------------------------
                                                   700,473         15,315,668

Shares
repurchased                                       (430,655)        (9,470,494)
-----------------------------------------------------------------------------
Net increase                                       269,818        $ 5,845,174
-----------------------------------------------------------------------------

                                                        For the period
                                                       December 30, 1998
                                                         (commencement
                                                         of operations)
                                                        to April 30,1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,851,218        $36,701,560
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       22,683            446,520
-----------------------------------------------------------------------------
                                                 1,873,901         37,148,080

Shares
repurchased                                       (137,374)        (2,713,964)
-----------------------------------------------------------------------------
Net increase                                     1,736,527        $34,434,116
-----------------------------------------------------------------------------


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund + [DBL. DAGGER]

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

 + Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
               Putnam for details.

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

    Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward T. Shadek, Jr.
Vice President

Charles G. Pohl
Vice President and Fund Manager

Forrest N. Fontana
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA019-52502 6/99



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Convertible Income-Growth Trust
Supplement to Semiannual Report dated April 30, 1999

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 4/30/99                                            NAV

6 months                                                             15.61%
1 year                                                                3.45
5 years                                                              98.21
Annual average                                                       14.67
10 years                                                            238.87
Annual average                                                       12.98
Life of fund, annual average (since class A inception, 6/29/72)      12.50

Share value:                                                         NAV

10/31/98                                                            $20.04
4/30/99                                                             $20.58
----------------------------------------------------------------------------
Distributions:      No.      Income       Capital gains        Total
                     2       $0.493           1.868           $2.361
----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.